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                                                           EXHIBIT 23.8



                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

   As independent public accountants, we hereby consent to the incorporation by reference in the registration statement of our report dated December 11, 1995, included in Network Long Distance, Inc.'s Form 8-K/One dated December 27, 1995 and to all references to our firm included in this registration statement.


                                         /s/ SCHULTZ, CHEZ AND JESSER, LLP
                                         ------------------------------------
                                         Schultz, Chez and Jesser, LLP

Chicago, Illinois

March 6, 1996